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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current report
     Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934


                                 August 16, 2002
                                ----------------
                                 Date of Report

                              PARK CITY GROUP, INC.
              -----------------------------------------------------
             (Exact Name of registrant as specified in its charter)


         NEVADA                      000-03718                11-2050317
---------------------------     ----------------------     -------------------
State or other jurisdiction     Commission File Number       (IRS Employer
     of incorporation)                                     Identification No.)


            333 Main Street #300; P.O. Box 5000; Park City, UT 84060
            ---------------------------------------------------------
               (Address of principal executive Offices) (Zip Code)

        Registrants Telephone Number, including Area Code: (435) 649-2221


                                       N/A
          ------------------------------------------------------------
          (Former Name or former address, if changed since last report)

                                  Item 1-6 N/A

                    Item 7 Financial Statements and Exhibits

                                    (a) None
                                    (b) None
                                    (c) Exhibits
                    10.1 Note and Warranty Purchase Agreement
                              10.2 Promissory Note
                                  10.3 Warrant

                                   Item 8 N/A

                         Item 9 Regulation FD Disclosure

On August 16, 2002, the Company completed a private offering consisting of $535,000 in promissory notes and warrants to purchase 5,350,000 of the Company's Common Stock at $.10 per shares. The note and warrant are a non-registered offering made in reliance on Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 promulgated thereunder. The Company intends to use the net proceeds generated from the notes for working capital, capital expenditures, and debt reduction.

The notes were sold at a 7% discount, are payable to the Company's chief Executive Officer, various members of the board of directors and a third party investor. The note principal and interest, calculated at the rate of 10% per annum, are due December 15, 2002. The principal and interest may be converted to the Company's common stock if additional equity capital is raised by the maturity date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PARK CITY GROUP, INC.
                                              (Registrant)

Date:    August 16, 2002                      /s/ Randall K. Fields
                                              ----------------------------------
                                              Randall K. Fields, Chairman & CEO

* Print name and title of the signing officer under his signature.

                                        3